EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of Porta Systems Corp. (the "Company") for the period ended June 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William V. Carney, the Chief Executive Officer of the Company, and I, Edward B. Kornfeld, Chief Financial Officer of the Company, do hereby certify pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: August 12, 2004                               /s/ William V. Carney
                                                     ---------------------
                                                     William V. Carney
                                                     Chief Executive Officer



Dated: August 12, 2004                               /s/ Edward B. Kornfeld
                                                     ----------------------
                                                     Edward B. Kornfeld
                                                     Chief Financial Officer


This certification accompanies each Report pursuant to ss.906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of ss.18 of the Securities Exchange Act of 1934, as amended.

A signed original of this written statement required by ss.906 of the Sarbanes-Oxley Act of 2002 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.


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